MERIDIAN FUND, INC.

Meridian Value Fund
Meridian Growth Fund
Meridian Equity Income Fund

Supplement dated March 1, 2009 to the Prospectus
dated November 1, 2008

Effective immediately, the first paragraph under the heading Medallion Signature Guarantee on page 33 of the prospectus is deleted in its entirety and is replaced with the following:

To prevent fraudulent redemptions, Meridian requires that written redemption requests include a signature guarantee for all redemptions greater than $100,000 or those directed to an address or individual other than the shareholder of record.

Please retain this Supplement with the Prospectus for future reference